INTER
PUBLIC
GROUP

Third Quarter 2005 Earnings Conference Call

November 9, 2005

Operating Performance

		Three Months Ended September 30		
		2005		2004 (Restated)
Revenue	$	1,442.2	$	1,519.1
Salaries and Related Expenses		963.8		925.3
Office and General Expenses		575.4		556.3
Restructuring Charges (Reversals)		(0.9)		1.1
Long-Lived Asset Impairment and Other Charges		0.7		307.6
Motorsports Contract Termination Costs		-		33.6
Operating Loss		(96.8)		(304.8)
Interest Expense		(47.2)		(42.7)
Debt Prepayment Penalty		(1.4)		-
Interest Income		21.8		11.1
Investment Impairments		(1.5)		(33.8)
Other Income (Expense)		0.9		(0.7)
Loss before Income Taxes		(124.2)		(370.9)
Taxes		(29.9)		130.0
Net Equity Interests (Net of Tax)		(2.2)		(2.1)
Loss from Continuing Operations		(96.5)		(503.0)
Dividends on Preferred Stock		5.0		5.0
Net Loss from Continuing Operations		(101.5)		(508.0)
Income from Discontinued Operations (Net of Tax)		-		6.5
Net Loss Applicable to Common Stockholders	$	(101.5)	$	(501.5)
Loss per Share, Basic	$	(0.24)	$	(1.21)
Loss per Share, Diluted	$	(0.24)	$	(1.21)
Weighted-Average Shares, Basic		425.3		415.4
Weighted-Average Shares, Diluted		425.3		415.4

($ in Millions, except per share amounts)

INTER PUBLIC GROUP

Operating Performance – Nine Months

	Nine Months Ended September 30	
	2005	2004 (Restated)
Revenue	$ 4,388.7	$ 4,421.3
Salaries and Related Expenses	2,893.0	2,710.5
Office and General Expenses	1,641.1	1,619.8
Restructuring Charges (Reversals)	(9.7)	66.6
Long-Lived Asset Impairment and Other Charges	0.7	316.4
Motorsports Contract Termination Costs	-	113.6
Operating Loss	(136.4)	(405.6)
Interest Expense	(137.1)	(128.6)
Debt Prepayment Penalty	(1.4)	-
Interest Income	53.2	31.3
Investment Impairments	(5.1)	(37.0)
Other Income (Expense)	20.0	2.8
Loss before Income Taxes	(206.8)	(537.1)
Taxes	14.8	131.6
Net Equity Interests (Net of Tax)	(4.3)	(6.5)
Loss from Continuing Operations	(225.9)	(675.2)
Dividends on Preferred Stock	15.0	14.8
Net Loss from Continuing Operations	(240.9)	(690.0)
Income from Discontinued Operations (Net of Tax)	-	6.5
Net Loss Applicable to Common Stockholders	$ (240.9)	$ (683.5)
Loss per Share, Basic	$ (0.57)	$ (1.65)
Loss per Share, Diluted	$ (0.57)	$ (1.65)
Weighted-Average Shares, Basic	424.7	414.4
Weighted-Average Shares, Diluted	424.7	414.4

($ in Millions, except per share amounts)

INTER PUBLIC GROUP

Revenue

Interpublic

Three Months Ended		
September 30, 2004 (Restated)	**$1,519.1**	
Total change	(76.9)	-5.1%
Foreign currency changes	13.5	0.9%
Net acquisitions/divestitures	(50.7)	-3.3%
Organic	(39.7)	-2.6%
September 30, 2005	**$1,442.2**	

Segments

	Three Months Ended September 30			Change	
	2005	**2004 (Restated)**	**Change**	**Reported**	**Organic**
IAN	$ 1,215.5	$ 1,256.5	$ (41.0)	-3.3%	-3.3%
CMG	$ 226.3	$ 226.0	$ 0.3	0.1%	0.8%

Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies
Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

INTER PUBLIC GROUP

Revenue – Nine Months

Interpublic

Nine Months Ended		
September 30, 2004 (Restated)	**$4,421.3**	
Total change	(32.6)	-0.7%
Foreign currency changes	53.3	1.2%
Net acquisitions/divestitures	(84.4)	-1.9%
Organic	(1.5)	0.0%
September 30, 2005	**$4,388.7**	

Segments

	Nine Months Ended September 30			Change	
	2005	**2004 (Restated)**	**Change**	**Reported**	**Organic**
IAN	$ 3,723.1	$ 3,699.2	$ 23.9	0.6%	0.1%
CMG	$ 663.6	$ 674.9	$ (11.3)	-1.7%	-0.7%

Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies
Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

INTER PUBLIC GROUP

Geographic Revenue Change

	Three Months Ended September 30, 2005		Nine Months Ended September 30, 2005	
	Reported	Organic	Reported	Organic
United States	-5.5%	-5.0%	-1.6%	-1.1%
International	-4.4%	0.5%	0.4%	1.4%
United Kingdom	-16.3%	5.1%	-4.6%	6.4%
Continental Europe	-8.5%	-5.6%	-2.0%	-2.2%
Latin America	7.7%	0.9%	10.4%	3.4%
Asia Pacific	7.6%	6.8%	2.6%	0.8%
Other	13.3%	0.3%	11.7%	3.0%
Worldwide	**-5.1%**	**-2.6%**	**-0.7%**	**0.0%**

INTER PUBLIC GROUP

See reconciliation on page 25

Expenses

Salaries & Related

	2005	2004 (Restated)	Change $	Change Reported	Change Organic
Three Months*	$ 963.8	$ 925.3	$ 38.5	4.2%	4.1%
Nine Months*	$ 2,893.0	$ 2,710.5	$ 182.5	6.7%	6.6%

INTER PUBLIC GROUP

Office & General

	2005	2004 (Restated)	Change $	Change Reported	Change Organic
Three Months*	$ 575.4	$ 556.3	$ 19.1	3.4%	10.0%
Nine Months*	$ 1,641.1	$ 1,619.8	$ 21.3	1.3%	4.7%

* Period ended September 30

See reconciliation on page 22

($ in Millions)

Selected Balance Sheet Items

INTER PUBLIC GROUP

	9/30/05 Pro Forma*	9/30/05	12/31/04	9/30/04 (Restated)
Cash/Equivalents & ST Marketable Securities	$ 1,856.0	$ 1,348.7	$ 1,970.4	$ 1,462.2
Total Debt	$ 2,250.7	$ 2,250.7	$ 2,261.9	$ 2,271.5
Stockholders' Equity	$ 2,000.0	$ 1,492.7	$ 1,718.3	$ 1,451.9
Debt as a % of Capital	52.9%	60.1%	56.8%	61.0%

*Gives effect to October 2005 issuance of $525 million of 5.25% Convertible Preferred Stock with net proceeds of $507.3 million, as if it had occurred on September 30, 2005.

Debt Maturity Schedule

Long-term & Convertible Debt = $2.2 billion


$1,000
$800
$600
$400
$200
$0
$ 1,050
$250
$250
$500
$350
$800
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015+
Convertible Debt
Term Debt
Option to redeem 4.5% Convertible Notes due 2023

As of September 30, 2005

INTER PUBLIC GROUP

($ in Millions, except Total Debt)

Credit and Debt Update

INTER PUBLIC GROUP

- Issued $525 million convertible perpetual preferred in October 2005, strengthening liquidity and balance sheet

- Expanded 3-year revolving credit facility to $500 million

- Amended credit facility financial covenants and extended the time limitation on the EBITDA carve-out for impairment charges

INTER
PUBLIC
GROUP

Appendix

Domestic Revenue

Interpublic -- Domestic

Three Months Ended		
September 30, 2004 (Restated)	**$ 866.4**	
Total change	(48.0)	-5.5%
Foreign currency changes	-	0.0%
Net acquisitions/divestitures	(4.8)	-0.6%
Organic	(43.2)	-5.0%
September 30, 2005	**$ 818.4**	

Segments -- Domestic

	Three Months Ended September 30			Change	
	2005	**2004 (Restated)**	**Change**	**Reported**	**Organic**
IAN	$ 688.8	$ 725.2	$ (36.4)	-5.0%	-4.4%
CMG	$ 129.3	$ 141.3	$ (12.0)	-8.5%	-8.4%

Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies
Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

INTER PUBLIC GROUP

International Revenue

Interpublic -- International

Three Months Ended		
September 30, 2004 (Restated)	**$ 652.7**	
Total change	(28.9)	-4.4%
Foreign currency changes	13.5	2.1%
Net acquisitions/divestitures	(45.9)	-7.0%
Organic	3.5	0.5%
September 30, 2005	**$ 623.8**	

Segments -- International

	Three Months Ended September 30			Change	
	2005	**2004 (Restated)**	**Change**	**Reported**	**Organic**
IAN	$ 526.7	$ 531.3	$ (4.6)	-0.9%	-1.9%
CMG	$ 97.0	$ 84.7	$ 12.3	14.5%	16.1%

Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies
Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

INTER PUBLIC GROUP

Domestic Revenue

Interpublic -- Domestic

Nine Months Ended		
September 30, 2004 (Restated)	**$2,526.3**	
Total change	(41.0)	-1.6%
Foreign currency changes	-	0.0%
Net acquisitions/divestitures	(13.7)	-0.5%
Organic	(27.3)	-1.1%
September 30, 2005	**$2,485.3**	

Segments -- Domestic

	Nine Months Ended September 30			Change	
	2005	**2004 (Restated)**	**Change**	**Reported**	**Organic**
IAN	$ 2,089.0	$ 2,095.1	$ (6.1)	-0.3%	0.1%
CMG	$ 395.8	$ 431.2	$ (35.4)	-8.2%	-7.0%

Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies
Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

INTERPUBLIC GROUP

International Revenue

Interpublic -- International

Nine Months Ended		
September 30, 2004 (Restated)	**$ 1,895.0**	
Total change	8.4	0.4%
Foreign currency changes	53.3	2.8%
Net acquisitions/divestitures	(70.7)	-3.7%
Organic	25.8	1.4%
September 30, 2005	**$ 1,903.4**	

INTER PUBLIC GROUP

Segments -- International

	Nine Months Ended September 30			Change	
	2005	**2004 (Restated)**	**Change**	**Reported**	**Organic**
IAN	$ 1,634.1	$ 1,604.1	$ 30.0	1.9%	0.0%
CMG	$ 267.8	$ 243.7	$ 24.1	9.9%	10.4%

Integrated Agency Networks: McCann, FCB, Lowe, Draft and our leading stand-alone agencies
Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

Corporate & Other

INTER PUBLIC GROUP

	Three Months Ended September 30					
		2005		2004 (Restated)		Change
Salaries, benefits and related expenses	$	39.6	$	43.9	$	(4.3)
Professional fees		60.3		28.1		32.2
Rent and depreciation		12.3		8.9		3.4
Corporate insurance		6.2		8.3		(2.1)
Bank fees		0.5		0.3		0.2
Other		3.8		5.7		(1.9)
Amounts allocated to operating divisions		(48.0)		(34.0)		(14.0)
Total Corporate and other	**$**	**74.7**	**$**	**61.2**	**$**	**13.5**

* Total company professional fees were $92.5 in Q3 2005 and $47.8 in Q3 2004.

($ in Millions)

Corporate & Other

	Nine Months Ended September 30		
	2005	2004 (Restated)	Change
Salaries, benefits and related expenses	$ 131.4	$ 116.9	$ 14.5
Professional fees	142.9	87.1	55.8
Rent and depreciation	34.6	27.9	6.7
Corporate insurance	19.8	23.7	(3.9)
Bank fees	1.6	2.0	(0.4)
Other	6.9	9.2	(2.3)
Amounts allocated to operating divisions	(124.8)	(97.0)	(27.8)
Total Corporate and other	**$ 212.4**	**$ 169.8**	**$ 42.6**

* Total company professional fees for the nine months were $228.3 in 2005 and $142.7 in 2004.

($ in Millions)

INTER PUBLIC GROUP

Fourth Quarter 2004 Segment Performance*

		2004
		Q4
Interpublic		
Revenue	$	1,965.7
Operating Expenses	$	1,653.0
Operating Income	$	312.7
Operating Margin %		15.9%
IAN		
Revenue	$	1,700.0
Operating Expenses	$	1,342.6
Operating Income	$	357.4
Operating Margin %		21.0%
CMG		
Revenue	$	261.0
Operating Expenses	$	232.6
Operating Income	$	28.4
Operating Margin %		10.9%
Corporate		
Operating Expenses	$	73.3

($ in Millions)

* Excluding long-lived asset impairment and restructuring expenses

INTER PUBLIC GROUP

Motorsports Performance

	Q1 '04 (Restated)	Q2' 04 (Restated)	Q3 '04 (Restated)	Q4 '04	FY 2004
Revenue	**$ 3.0**	**$ 7.5**	**$ 36.6**	**$ 4.9**	**$ 52.0**
Salaries and Related Expenses	3.0	2.8	2.0	2.4	10.2
Office and General Expenses	8.6	8.8	34.1	4.3	55.8
Long-Lived Asset Impairments	1.6	0.7	0.4	0.3	3.0
Motorsports Contract Termination Costs	-	80.0	33.6	-	113.6
Operating Loss	**$ (10.2)**	**$ (84.8)**	**$ (33.5)**	**$ (2.1)**	**$ (130.6)**

($ in Millions)

INTER PUBLIC GROUP

2005 Reconciliation of Operating Margin

INTER PUBLIC GROUP

		Q1 '05		Q2 '05		Q3 '05		YTD2005
Revenue	$	1,330.3	$	1,616.2	$	1,442.2	$	4,388.7
Operating Expenses:								
Salaries and related expenses		973.8		955.4		963.8		2,893.0
Office and general expenses		527.8		537.9		575.4		1,641.1
Restructuring charges (reversals)		(6.9)		(1.9)		(0.9)		(9.7)
Long-lived asset impairments		-		-		0.7		0.7
Total Operating Expenses		1,494.7		1,491.4		1,539.0		4,525.1
Operating Income (Loss) - As Reported	$	(164.4)	$	124.8	$	(96.8)	$	(136.4)
Operating Margin - As Reported		-12.4%		7.7%		-6.7%		-3.1%
Add back:								
Restructuring charges (reversals)	$	(6.9)	$	(1.9)	$	(0.9)	$	(9.7)
Restructuring program charges (reversals) in office & general expenses		-		-		-		-
Long-lived asset impairments		-		-		0.7		0.7
Total Restructuring Program Charges (Reversals) & LLA Impairments		(6.9)		(1.9)		(0.2)		(9.0)
Excl. Restructuring Program Charges (Reversals) & LLA Impairments								
Operating Income (Loss) - As Adjusted	$	(171.3)	$	122.9	$	(97.0)	$	(145.4)
Operating Margin - As Adjusted		-12.9%		7.6%		-6.7%		-3.3%

In presenting performance for 2005, the company has excluded restructuring program charges and reversals and long-lived asset impairments because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these items, we can focus our comparison on the trends that have a continuing effect on the company's operations.

($ in Millions)

2004 Reconciliation of Operating Margin

INTER
PUBLIC
GROUP

	Q1 '04 (Restated)	Q2 '04 (Restated)	Q3 '04 (Restated)	Q4 '04	FY 2004
Revenue	$ 1,389.4	$ 1,612.8	$ 1,519.1	$ 1,865.7	$ 6,387.0
Operating Expenses:					
Salaries and related expenses	886.7	898.5	925.3	1,023.0	3,733.5
Office and general expenses	510.7	552.8	556.3	630.0	2,249.8
Restructuring charges (reversals)	61.6	3.9	1.1	(4.4)	62.2
Long-lived asset impairments	5.7	3.1	307.6	5.8	322.2
Motorsports contract termination costs	-	80.0	33.6	-	113.6
Total Operating Expenses	1,464.7	1,538.3	1,823.9	1,654.4	6,481.3
Operating Income (Loss) - As Reported	**$ (76.3)**	**$ (26.6)**	**$ (304.8)**	**$ 311.3**	**$ (94.3)**
Operating Margin - As Reported	**-6.4%**	**-1.7%**	**-20.1%**	**16.8%**	**-1.6%**
Add back:					
Restructuring charges	$ 61.6	$ 3.9	$ 1.1	$ (4.4)	62.2
Restructuring program charges (reversals) in office & general expenses	7.6	2.7	0.6	0.2	11.1
Long-lived asset impairments	5.7	3.1	307.6	5.8	322.2
Motorsports contract termination costs	-	80.0	33.6	-	113.6
Total Restructuring Program Charges (Reversals), LLA Impairments					-
and Motorsports Contract Termination Costs	74.9	89.7	342.9	1.6	509.1
Excl. Restructuring Program Charges (Reversals), LLA Impairments and Motorsports Contract Termination Costs					
Operating Income (Loss) - As Adjusted	**$ (0.4)**	**$ 64.2**	**$ 38.1**	**$ 312.9**	**$ 414.8**
Operating Margin - As Adjusted	**0.0%**	**4.2%**	**2.6%**	**16.8%**	**6.6%**

In presenting performance for 2004, the company has excluded restructuring program charges, long-lived asset impairments, and the Motorsports contract termination costs because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations.

($ in Millions)

Reconciliation of Organic Measures

Salaries & Related

	Three Months Total		Nine Months Total	
	$	% Change	$	% Change
September 30, 2004 (Restated)	$ 925.3		$ 2,710.5	
Foreign currency changes	7.3	0.8%	29.5	1.1%
Net acquisitions/divestitures	(7.1)	-0.8%	(26.4)	-1.0%
Organic	38.3	4.1%	179.4	6.6%
Total change	38.5	4.2%	182.5	6.7%
September 30, 2005	$ 963.8		$ 2,893.0	

INTER PUBLIC GROUP

Office & General

	Three Months Total		Nine Months Total	
	$	% Change	$	% Change
September 30, 2004 (Restated)	$ 556.3		$ 1,619.8	
Foreign currency changes	5.1	0.9%	20.0	1.2%
Net acquisitions/divestitures	(41.8)	-7.5%	(75.5)	-4.7%
Organic	55.8	10.0%	76.8	4.7%
Total change	19.1	3.4%	21.3	1.3%
September 30, 2005	$ 575.4		$ 1,641.1	

($ in Millions)

Depreciation and Amortization

	2004				
	Q1 (Restated)	Q2 (Restated)	Q3 (Restated)	Q4	FY 2004
Depreciation and amortization of fixed assets and intangible assets	$ 49.7	$ 43.8	$ 41.7	$ 49.9	$ 185.1
Amortization of bond discounts and deferred financing costs	6.0	5.7	4.6	6.6	22.9
Amortization of restricted stock and other non-cash compensation	7.4	9.4	10.5	4.1	31.4
Total	$ 63.1	$ 58.9	$ 56.8	$ 60.6	$ 239.4

	2005			
	Q1	Q2	Q3	YTD
Depreciation and amortization of fixed assets and intangible assets	$ 40.5	$ 40.7	$ 40.4	$ 121.6
Amortization of bond discounts and deferred financing costs	2.1	2.9	3.8	8.8
Amortization of restricted stock and other non-cash compensation	11.8	6.0	11.4	29.2
Total	$ 54.4	$ 49.6	$ 55.6	$ 159.6

INTER PUBLIC GROUP

($ in Millions)

Reconciliation of Geographic Revenue Change

INTER PUBLIC GROUP

Three Months*

	2005	2004 (Restated)	Reported Change	Foreign Currency Changes	Net Acquisitions/ Divestitures	Organic
US	$ 818.4	$ 866.4	$ (48.0)	$ -	$ (4.8)	$ (43.2)
UK	149.5	178.7	(29.2)	-	(38.3)	9.1
Continental Europe	222.9	243.6	(20.7)	2.2	(9.2)	(13.7)
Latin America	63.4	58.9	4.5	5.7	(1.7)	0.5
Asia Pacific	118.4	110.0	8.4	0.7	0.2	7.5
Other	69.6	61.5	8.1	4.9	3.1	0.1
Worldwide	$ 1,442.2	$ 1,519.1	$ (76.9)	$ 13.5	$ (50.7)	$ (39.7)

Nine Months*

	2005	2004 (Restated)	Reported Change	Foreign Currency Changes	Net Acquisitions/ Divestitures	Organic
US	$ 2,485.3	$ 2,526.3	$ (41.0)	$ -	$ (13.7)	$ (27.3)
UK	436.5	457.8	(21.3)	2.4	(53.2)	29.5
Continental Europe	765.4	781.3	(15.9)	15.3	(14.1)	(17.1)
Latin America	177.5	160.8	16.7	18.4	(7.3)	5.6
Asia Pacific	328.2	319.8	8.4	5.6	0.2	2.6
Other	195.8	175.3	20.5	11.6	3.7	5.2
Worldwide	$ 4,388.7	$ 4,421.3	$ (32.6)	$ 53.3	$ (84.4)	$ (1.5)

* Period ended September 30

($ in Millions)

Maximum Potential Dilution

INTER PUBLIC GROUP

2005 YTD	Shares (millions)
Stock Options and Restricted Stock	4.9
Convertible Notes	64.4
Convertible Preferred Stock "A"	27.7
Total as of 9/30/05	**97.0**
Convertible Preferred Stock "B" issued 10/24/05*	38.4
	135.4

* Excluding overallotment option which expires November 18, 2005.

Cautionary Statement

- This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2004 Annual Report on Form 10-K/A under Item 1, Business—Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.
- Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:
  - risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
  - potential adverse effects to our financial condition, results of operations or prospects as a result of our restatement of prior period financial statements;
  - our ability to satisfy covenants under our syndicated credit facilities;
  - our ability to satisfy certain reporting covenants under our indentures;
  - our ability to attract new clients and retain existing clients;
  - our ability to retain and attract key employees;
  - potential adverse effects if we are required to recognize additional impairment charges or other adverse accounting-related developments;
  - potential adverse developments in connection with the ongoing SEC investigation;
  - potential downgrades in the credit ratings of our securities;
  - risks associated with the effects of global, national and regional economic and political conditions, including with respect to fluctuations in interest rates and currency exchange rates; and
  - developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.
- Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2004 Annual Report on Form 10-K/A under Item 1, Business—Risk Factors.

INTER PUBLIC GROUP